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                                                                   EXHIBIT 10.27

                                 Verisity Ltd.
                          1999  Share Incentive Plan
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1.   Adoption and Purpose of the Plan.  This plan, to be known as the "Verisity
     --------------------------------
Ltd. 1999 Share Incentive Plan" (the "Plan") has been adopted by the board of directors (the "Board") of Verisity Ltd., an Israeli corporation (the "Company"). The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company and/or any of its Subsidiaries to engage consultants by providing them with an opportunity for investment in the Company. The options that may be granted hereunder ("Options") represent the right by the grantee thereof ("Optionee") to acquire Ordinary Shares of the Company ("Shares" which if acquired pursuant to the exercise of an Option will be referred to as "Option Shares") subject to the terms and conditions of this Plan and a written agreement between the Company and the Optionee to evidence each such Option (an "Option Agreement").

2.   Certain Definitions.  The defined terms set forth in Exhibit A attached
     -------------------                                  ---------
hereto and incorporated herein (together with other capitalized terms defined elsewhere in this Plan) will govern the interpretation of this Plan.

3.   Eligibility.  The Company may grant Options under this Plan only to
     -----------
consultants of the Company and/or any of its Subsidiaries ("Eligible Participants"). Subject to the provisions of section 4 of this Plan, there is no limitation on the number of Options that may be granted to an Eligible Participant.

4.   Option Pool; Shares Reserved for Options.  In no event will the Company
     ----------------------------------------
issue, in the aggregate, more than Four Million Two Hundred Twenty Thousand (4,220,000) Shares (the "Option Pool") pursuant to the exercise of all Options granted under this Plan, less that number of Shares that have been issued, or have been reserved for issuance, either directly or pursuant to options granted, to directors, officers, employees, independent contractors, consultants or advisers of the Company and any of its Subsidiaries under any other stock option plan, stock incentive plan, restricted stock or similar arrangement. At all times while Options granted under this Plan are outstanding, the Company will reserve for issuance for the purposes hereof a sufficient number of authorized and unissued Shares to fully satisfy the Company's obligations under all such outstanding Options.

5.   Administration.  This Plan will be administered and interpreted by the
     --------------
Board, or by a committee consisting of two or more members of the Board, appointed by the Board for such purpose (the Board, or such committee, referred to herein as the "Administrator"). Subject to the express terms and conditions hereof, the Administrator is authorized to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for its administration and interpretation. Specifically, the Administrator will have full and final authority in its discretion, subject to the specific limitations on that discretion as are set forth herein and in the Articles of the Company, at any time:

               (a) to select and approve the Eligible Participants to whom Options will be granted; provided that no Option may be granted to any person after he or she ceases, or to any entity after it ceases, for any reason, to perform services for or on behalf of the Company and/or any of its Subsidiaries (a "Loss of Eligibility Status");

               (b) with respect to each Option, to determine the terms and conditions of the Option, to be set forth in the Option Agreement evidencing the Option (the form of which also being
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          subject to approval by the Administrator), which may vary from the
          "default" terms and conditions set forth in section 6 below, except to the extent otherwise provided as follows:

                      (i) the total number of Option Shares that may be acquired by the Optionee pursuant to the Option;

                      (ii) the per share purchase price to be paid to the Company by the Optionee to acquire the Option Shares issuable upon exercise of the Option (the "Option Price");

                      (iii) the maximum period or term during which the Option
                    will be exercisable (the "Option Term"), provided that in no event may the Option Term be longer than 10 years from the Grant Date;

                      (iv) the maximum period following any Loss of Eligibility Status with respect to the Optionee, during which period (the "Grace Period") the Option will be exercisable, subject to Vesting and to the expiration of the Option Term;

                      (ii) whether to accept some form of legal consideration in addition to cash as payment of all or a portion of the Option Price and/or Tax Withholding Liability to be paid by the Optionee upon the exercise of an Option granted hereunder;

                      (iii) the conditions (e.g., the passage of time or the
                    occurrence of events), if any, that must be satisfied prior to the vesting of the right to exercise all or specified portions of an Option (such portions being described as a percentage of the total number of Option Shares that may be acquired by the Optionee pursuant to the Option; the vested portion being referred to as a "Vested Option" and the unvested portion being referred to as an "Unvested Option"); and

               (c) to delegate all or a portion of the Administrator's authority under sections 5(a) and (b) above to one or more members of the Board who also are executive officers of the Company, and subject to such restrictions and limitations as the Administrator may decide to impose on such delegation.

6.   Default Terms and Conditions of Option Agreements.  Unless otherwise
     -------------------------------------------------
expressly provided in an Option Agreement based on the Administrator's determination pursuant to section 5(b) above, the following terms and conditions will be deemed to apply to each Option as if expressly set forth in the Option
Agreement:

       6.1  Option Term. The Option Term will be for a period of 10 years
            -----------
beginning on the Grant Date.

       6.2  Grace Periods. Following a Loss of Eligibility Status, the Grace
            -------------
Period will be 30 days, unless the Loss of Eligibility Status is a result of a Just Cause Termination , in which case the Option will terminate, and there will be no Grace Period, effective immediately as of the date and time of a Loss of Eligibility Status which results from a Just Cause Termination of the Optionee, regardless of whether the Option is Vested or Unvested.

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     6.3  Exercise of the Option; Issuance of Share Certificate.
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          (a)  The portion of the Option that is a Vested Option may be exercised by giving written notice thereof to the Company, on such form as may be specified by the Administrator, but in any event stating: the Optionee's intention to exercise the Option; the date of exercise; the number of full Option Shares to be purchased (which number will be no less than 100 Shares, without regard to adjustments to the number of Shares subject to the Option pursuant to section 8 below, or, if less, all of the remaining Shares subject to the Option); the amount and form of payment of the Option Price; and such assurances of the Optionee's investment intent as the Company may require to ensure that the transaction complies in all respects with the requirements of the 1933 Act and other applicable securities laws. The notice of exercise will be signed by the person or persons exercising the Option. In the event that the Option is being exercised by the representative of the Optionee, the notice will be accompanied by proof satisfactory to the Company of the representative's right to exercise the Option. The notice of exercise will be accompanied by full payment of the Option Price for the number of Option Shares to be purchased, in United States dollars, in cash, by check made payable to the Company, or in the form of a promissory note payable to the Company as may be approved by the Administrator, in its discretion pursuant to section 5(b)(v) above.

          (b) To the extent required by applicable federal, state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, the Optionee will make arrangements satisfactory to the Company for the payment of any applicable Tax Withholding Liability that may arise by reason of or in connection with such exercise. Such arrangements may include, in the Company's sole discretion, that the Optionee tender to the Company the amount of such Tax Withholding Liability, in cash, by check made payable to the Company, or in the form of such other payment as may be approved by the Administrator, in its discretion pursuant to section 5(b)(v) above.

          (c) After receiving a proper notice of exercise and payment of the applicable Option Price and Tax Withholding Liability, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option and the Company will cause such certificate or certificates to be delivered to such person.

     6.4  Compliance with Law. Notwithstanding any other provision of this Plan,
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Options may be granted pursuant to this Plan, and Option Shares may be issued pursuant to the exercise thereof by an Optionee, only after and on the condition that there has been compliance with all applicable federal and state securities laws and all other legal requirements. The Company will not be required to list, register or qualify any Option Shares upon any securities exchange, under any applicable state, federal or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board determines, in its discretion, that such listing, registration or qualification of the Option Shares, or any such consent or approval, is necessary or desirable as a condition of or in connection with the exercise of an Option and the purchase of Option Shares thereunder, that Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board, in its discretion. However, the Company will seek to register or qualify with, or as may be provided by applicable local law, file for and secure an exemption from such registration or qualification requirements from, the applicable securities administrator and other officials of each

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jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

     6.5  Restrictions on Transfer.
          ------------------------

          (a)  Prohibited Transfers. Prior to the Initial Public Offering, no
               --------------------
Holder of any Option or Option Shares may Transfer same, or any interest therein, except as expressly provided in this Plan, and in full compliance with applicable securities laws and the Articles of the Company. All Transfers not complying with the specific limitations and conditions set forth in this section
6.5 and section 6.6 below, as well as in the Articles (the limitations and conditions of which are deemed to be incorporated herein), are expressly prohibited. Any prohibited Transfer is void and of no effect, and no purported transferee in connection therewith will be recognized as a Holder of Option Shares for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertakings or rights under this Plan and the Articles, or exercise any other legal or equitable remedy.

          (b)  Permitted Transfers. In the case of a Permitted Transfer, the
               -------------------
rights of first refusal and purchase of the U.S. Subsidiary set forth in section
6.6 below will not apply. For such purposes, a "Permitted Transfer" means a Transfer by a natural person holding Option Shares either: (i) by will or under the laws of descent and distribution; or (ii) to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof.

          (c)  Conditions to Transfer. It will be a condition to any Transfer of
               ----------------------
any Option Shares that:

               (i) the transferee of the Shares will execute such documents as the Company may reasonably require to ensure that the Company's rights under this Plan, the Articles and any applicable Option Agreement, are adequately protected with respect to such Shares, including, without limitation, the transferee's agreement to be bound by all of the terms and conditions of this Plan and such Agreement, as if he, she or it were the original Holder of such Shares; and

               (ii) the Company is satisfied that such Transfer complies in all respects with the requirements imposed by applicable Israeli laws and regulations as well as applicable state and federal securities laws and regulations and the Articles of the Company.

          (d)  Market Standoff. If in connection with any public offering of
               ---------------
securities of the Company (or any Successor Entity), the underwriter or underwriters managing such offering so requests, then each Optionee and each Holder of Option Shares will agree to not sell or otherwise Transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering, but in no event longer than the period of time that the

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officers and directors of the Company or the U.S. Subsidiary are generally prohibited from Transferring their Shares in connection with such public offering.

     6.6  Rights of Purchase and First Refusal.  Prior to the Initial Public
          ------------------------------------
Offering, the U.S. Subsidiary will have the following rights of purchase and first refusal with respect to Option Shares:

          (a)  Right of First Refusal. If any Holder proposes to Transfer any
               ----------------------
Option Shares, other than in the case of a Permitted Transfer pursuant to section 6.5(b) above or an Involuntary or Donative Transfer subject to section 6.6(b) below, the U.S. Subsidiary will have an assignable right of first refusal to purchase such Shares on the terms and conditions set out in this section 6.6(a). If the U.S. Subsidiary (or its assignee) elects to exercise such right, it will do so on an all-or-nothing basis with respect to any particular Transfer of Shares in the following manner:

               (i) Before any such Transfer, the Holder proposing to Transfer such Shares will deliver a notice of proposed Transfer (a "Proposed Transfer Notice") to the U.S. Subsidiary stating: the number of Option Shares that the Holder proposes to Transfer and the Holder's bona fide intention to Transfer such Shares; the names and addresses of the Holder, the proposed transferee and subsequently such other information regarding such transferee as the U.S. Subsidiary reasonably requests; the manner and date of such proposed Transfer; and the bona fide cash price and/or other consideration (and the fair market value thereof) per share, if any, that such Transferee has offered to pay Holder for such Shares (the "Offered Price") as well as such other terms, including payment terms, and conditions, if any, as were included in such offer (the "Offered Terms").

               (ii) The U.S. Subsidiary (or its assignee) may exercise its right of first refusal under this section 6.6(a) at any time not more than twenty (20) days after the U.S. Subsidiary has received the Proposed Transfer Notice with respect to such Shares. If the U.S. Subsidiary (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Holder of such Shares a notice of such election and a closing date that is no more than thirty (30) days after receipt of the Proposed Transfer Notice (or such later date as the transferee may have offered or on which the Transfer is otherwise scheduled to occur).

               (iii) At the closing of the sale of the Shares to the U.S. Subsidiary (or its assignee), to be held at its principal executive offices, the U.S. Subsidiary (or its assignee) will pay the Holder of the Shares, in cash, the purchase price equal to the Offered Price, subject to an appropriate adjustment to take into account any deferred payment terms that were included in the Offered Terms, except in the case of a Transfer of Option Shares without consideration; provided that if the Offered Price includes any non-cash consideration, the value thereof for purposes of this section 6.6(a) will be determined in good faith by the Board, subject to section 6.6(c) below.

               (iv) If the U.S. Subsidiary (including its assignees) fails or refuses to exercise its rights under this section 6.6(a) with respect to any Shares that are the subject of any Proposed Transfer Notice, then the Holder will have the right to Transfer such Shares to the transferee named in such Notice at the Offered Price and upon such Offered Terms as were set forth in such Notice; provided that such Transfer must be completed within ninety (90) days after the U.S. Subsidiary has received the Proposed Transfer Notice with respect to such Shares.

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

          (b)  Following an Involuntary or Donative Transfer. Following any
               ---------------------------------------------
Involuntary Transfer or Donative Transfer (other than a Permitted Transfer) of Option Shares (the "Transferred Shares"), the U.S. Subsidiary will have the assignable right to purchase from the transferee of the Transferred Shares ("Transferee") all or a portion of such Shares for a purchase price that is equal to the Fair Market Value of those Shares as of the date of such Transfer. If the U.S. Subsidiary (or its assignee) elects to exercise such right, it will do so in the following manner:

               (i) Promptly after such Transfer, the transferor of the Transferred Shares will deliver, or will cause the Transferee to deliver, a notice (a "Completed Transfer Notice") to the U.S. Subsidiary stating: the number of Transferred Shares; the names and addresses of the transferor and the Transferee, and subsequently such other information regarding the Transferee as the U.S. Subsidiary reasonably requests; and the manner, circumstances and date of such Transfer.

               (ii) The U.S. Subsidiary (or its assignee) may exercise its purchase rights under this section 6.6(b) at any time not more than ninety
     (90) days after the U.S. Subsidiary has received the Completed Transfer Notice with respect to the Transferred Shares. If the U.S. Subsidiary (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Transferee a notice of such election, specifying the number of Transferred Shares to be purchased and a closing date that is no more than sixty (60) days after the giving of such notice.

               (iii) At such closing, to be held at the U.S. Subsidiary's principal executive offices, the U.S. Subsidiary (or its assignee) will pay the Transferee the purchase price specified in this section 6.6(b).

          (c)  Resolution of Disputes. If there is a dispute concerning the fair
               ----------------------
market value of the consideration offered or accepted for the Option Shares or the Fair Market Value of the Option Shares, in connection with the exercise by the U.S. Subsidiary of its rights under this section 6.6, the dispute will be resolved by binding arbitration pursuant to Israeli Arbitration Law, 1968, conducted by one arbitrator, in Tel Aviv, Israel. The parties shall mutually appoint the arbitrator and if the arbitrator is not so appointed within thirty days of the request for arbitration, either party may apply to the Tel Aviv District Court in order that the Court shall make the appointment. The arbitrator shall not apply the rules of procedure and evidence but shall be bound by substantive law, be required to give grounds for his decision and shall not be limited in time for rendering his decision. The arbitrator's decision shall be final and shall bind the parties. This section shall be considered an arbitration agreement for the purpose of the Arbitration Law.

          (d)  Escrow. For purposes of facilitating the enforcement of the
               ------
restrictions on Transfer set forth in this Plan or in any Option Agreement, the Administrator may, at its discretion, require the Holder of Option Shares to deliver the certificate(s) for such Shares with a stock power executed by him, her or it and by his or her spouse (if required for Transfer), in blank, to the Secretary of the U.S. Subsidiary or his, her or its designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the Option Shares whose ownership they evidence are subject to any right of repurchase or first refusal under this Plan or under an Option Agreement, and shall be released by the escrow holder to an Optionee (or to any permitted transferee of the Optionee) when they are no longer subject to any right of repurchase or first refusal under this Plan or under the Option Agreement. Each Optionee, by exercising an Option,

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

thereby acknowledges that the Secretary of the U.S. Subsidiary (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of an Option under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to an Option Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

     6.7  Change of Control Transactions and Reorganizations. In the event of a
          --------------------------------------------------
Change of Control Transaction, the Board may cancel all outstanding Options, and terminate this Plan, effective as of the consummation of such transaction ("Closing"), provided that it shall notify all Optionees of the proposed Change of Control Transaction a reasonable amount of time prior to the Closing so that the Optionee will be given the opportunity to exercise the Vested portion of his,her or its Option prior to the Closing.

For purposes of this section 6.7, the term "Change of Control Transaction" means a Business Combination in which less than 50% of the outstanding voting securities of the Successor Entity immediately following the Closing of the Business Combination transaction are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of the Company immediately prior to such transaction; the term "Business Combination" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of the assets of the Company, (B) a merger or consolidation or other reorganization of which the Company or a Subsidiary is a merging party, or
(C) the sale or other change of beneficial ownership of at least 33-1/3% of the outstanding voting securities of the Company.

     6.8  Additional Restrictions on Transfer; Investment Intent. By accepting
          ------------------------------------------------------
an Option and/or Option Shares under this Plan, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of Option Shares: (i) neither the Option nor any such Shares will be freely tradeable and must be held indefinitely unless such Option and such Shares are either registered under the 1933 Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Option or any such Shares; (iii) upon exercise of the Option, the Optionee will purchase the Option Shares for his,her or its own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; (v) the Optionee has no present intention of disposing of the Option Shares at any particular time; and (vi) neither the Option nor the Shares have been qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from qualification under applicable state securities laws.

     6.9  Share Certificates; Legends. Certificates representing Option Shares
          ---------------------------
will bear all legends required by law and necessary or appropriate in the Administrator's discretion to effectuate the provisions of this Plan and of the applicable Option Agreement. The Company may place a "stop transfer" order against Option Shares until full compliance with all restrictions and conditions set forth in this Plan, in any applicable Option Agreement and in the legends referred to in this section 6.9.

     6.10  Notices.  Any notice to be given to the Company under the terms of an
           -------
Option Agreement will be addressed to the Company at its principal executive office, Attention: President, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to him, her or it at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, deposited, postage prepaid, in a post office or branch post office regularly maintained by the local postal authority.

7.   Term of the Plan.  This Plan will become effective on the date of its
     ----------------
adoption by the Board. This Plan will expire on the tenth (10th) anniversary of the date of its adoption by the Board, unless it is terminated earlier pursuant to section 11 of this Plan, after which no more Options may be granted under this Plan, although all outstanding Options granted prior to such expiration or termination will remain subject to the provisions of this Plan, and no such expiration or termination of this Plan will result in the expiration or termination of any such Option prior to the expiration or early termination of the applicable Option Term.

8.   Adjustments Upon Changes in Stock; Rights Offering.
     --------------------------------------------------

     (a) In the event of any change in the outstanding Shares of the Company as a result of a stock split, reverse stock split, stock bonus or distribution, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number of Shares that are reserved for issuance in the Option Pool pursuant to section 4 above, under outstanding Options or future Options granted hereunder; (ii) the Option Price and the number of Option Shares that may be acquired under each outstanding Option granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Option Agreement evidencing an outstanding Option granted hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares.

     (b) If at any time prior to an Initial Public Offering, the Company proposes to issue or sell any securities to all of its then current shareholders, each Optionee shall be deemed for purposes of such issuance or offer to sell to be a shareholder of that number of Option Shares that may be acquired by the Optionee (whether vested or unvested) pursuant to an Option (in addition to any Option Shares or other Shares actually held of record by such Optionee).

9.   Modification, Extension and Renewal of Options.  Subject to the terms and
     ----------------------------------------------
conditions and within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the Optionee, alter or impair any rights or obligations under any outstanding Option.

10.  Governing Law.  It is the intention of the parties that the laws of the
     -------------
State of Israel (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder. Further, it is the

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

intention of the parties that each such party hereby irrevocably submits to the exclusive jurisdiction of the courts of Israel located in Tel Aviv.

11.  Amendment and Discontinuance.  The Board may amend, suspend or discontinue
     ----------------------------
this Plan at any time or from time to time. However, no such action may alter or impair any Option previously granted under this Plan without the consent of the Optionee, nor may the number of Option Shares in the Option Pool be reduced to a number that is less than the aggregate number of Option Shares (i) that may be issued pursuant to the exercise of all outstanding and unexpired Options granted hereunder, and (ii) that have been issued and are outstanding pursuant to the exercise of Options granted hereunder.

12.  No Shareholder Rights.  No rights or privileges of a shareholder in the
     ---------------------
Company are conferred by reason of the granting of an Option. Nothing in this Plan will be construed as giving Optionee the right to be retained as a consultant of the Company and/or its Subsidiaries. No Optionee will become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

13.  Copies of Plan.  A copy of this Plan will be delivered to each Optionee at
     --------------
or before the time he, she or it executes an Option Agreement. Copies of the Articles of the Company will be provided upon request and are available for review at the Company's main office.

Date Plan Adopted by Board of Directors: November ___, 1999

                                 Verisity Ltd.
                           1999 Share Incentive Plan

                                   Exhibit A
Definitions  1.  "1933 Act" means the Securities Act of 1933, as amended.
-----------

2.   "Administrator" has the meaning set forth in section 5 of the Plan.

3.   "Articles" means the Company's Articles of Association, as amended.

4.   "Board" has the meaning set forth in section 1 of the Plan.

5. "Business Combination" has the meaning set forth in section 6.7 of the Plan.

6.   "CCP Act" has the meaning set forth in section 6.6(c) of the Plan.

7. "Change of Control Transaction" has the meaning set forth in section 6.7 of the Plan.

8.   "Closing" has the meaning set forth in section 6.7 of the Plan.

9.   "Company" has the meaning set forth in section 1 of the Plan.

10. "Completed Transfer Notice" has the meaning set forth in section 6.6(b) of the Plan.

11. "Donative Transfer" with respect to Option Shares means any voluntary Transfer by a transferor other than for value or the payment of consideration to the transferor.

12  "Eligible Participants" has the meaning set forth in section 3 of the Plan.

13. "Fair Market Value" means, with respect to the Shares and as of the date that is relevant to such a determination (e.g., on the Grant Date), the market price per share of such Shares determined by the Administrator as follows: (a) if the Shares are traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (c) if the Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (d) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Administrator in good faith on such basis as it deems appropriate.

14.  "Grace Period" has the meaning set forth in section 5(b)(iv) of the Plan.

15. "Grant Date" means, with respect to an Option, the date on which the Option Agreement evidencing that Option is entered into between the Company and the Optionee, or such other date as may be set forth in that Option Agreement as the "Grant Date" which will be the effective date of that Option Agreement.

16.  "Holder" means the holder of any Option Shares.

17. "Initial Public Offering" means the closing of the first sale of securities of the Company, or of any Successor Entity, to the public, through a firm commitment underwriting, for an aggregate price (exclusive of underwriters' discounts and commissions and expenses of the offering) of at least fifteen million dollars ($15,000,000), pursuant to an effective registration statement filed with the Securities and Exchange Commission under the 1933 Act.

18. "Involuntary Transfer" with respect to Option Shares includes, without limitation, any of the following: (A) an assignment of the Shares for the benefit of creditors of the transferor; (B) a Transfer by operation of law; (C) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor; (D) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; or (E) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation.

19. "Just Cause Termination" means a termination by the Company and/or any of its Subsidiaries of the Optionee's services arising out of or in connection with the breach by Optionee of his, her or its consulting contract with the Company and/or any of its Subsidiaries or any acts that materially and adversely affect the business, affairs or reputation of the Company or any of its Subsidiaries.

20. "Loss of Eligibility Status" has the meaning set forth in section 5(a) of the Plan.

21.  "Offered Price" has the meaning set forth in section 6.6(a) of the Plan.

22.  "Offered Terms" has the meaning set forth in section 6.6(a) of the Plan.

23.  "Option Agreement" has the meaning set forth in section 1 of the Plan.

24.  "Option Pool" has the meaning set forth in section 4 of the Plan.

25.  "Option Price" has the meaning set forth in section 5(b)(ii) of the Plan.

26. "Option Shares" has the meaning set forth in section 1 of the Plan, provided that for purposes of section 6.5 and section 6.6 of the Plan, the term "Option Shares" includes all Shares issued by the Company to a Holder (or his, her or its predecessor) by reason of such holdings, including any securities which may be acquired as a result of a stock split, stock dividend, and other distributions of Shares in the Company made upon, or in exchange for, other securities of the Company.

27.  "Option Term" has the meaning set forth in section 5(b)(iii) of the Plan.

28.  "Optionee" has the meaning set forth in section 1 of the Plan.

29.  "Options" has the meaning set forth in section 1 of the Plan.

30. "Permitted Transfer" has the meaning set forth in section 6.5(b) of the Plan.

31.  "Plan" has the meaning set forth in section 1 of the Plan.

32. "Proposed Transfer Notice" has the meaning set forth in section 6.6(a) of the Plan.

33.  "Shares" has the meaning set forth in section 1 of the Plan.

34. "Subsidiary" means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

35. "Successor Entity" means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from a Business Combination, as that term is defined in section 6.7(b) of the Plan.

36. "Tax Withholding Liability" in connection with the exercise of any Option means all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

37. "Transfer" with respect to Option Shares, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Shares, including any Involuntary Transfer, Donative Transfer or transfer by will or under the laws of descent and distribution.

38.  "Transferee" has the meaning set forth in section 6.6(b) of the Plan.

39. "Transferred Shares" has the meaning set forth in section 6.6(b) of the Plan.

40.  "U.S. Subsidiary" means Verisity Design, Inc., a California corporation.

41. "Unvested Option" has the meaning set forth in section 5(b)(vi) of the Plan.

42.  "Vested Option" has the meaning set forth in section 5(b)(vi) of the Plan.

                            Stock Option Agreement
                            Under the Verisity Ltd.
                           1999 Share Incentive Plan


          This Agreement, between Verisity Ltd., a Company organized under the laws of the State of Israel (the "Company") and the undersigned Optionee, is made effective as of _______________ (the "Grant Date"; also the date the option referred to herein was authorized for granting by the Administrator of the Company's Option Plan). Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in the Company's 1999 Share Incentive Plan, a copy of which is attached hereto and incorporated by reference (the "Option Plan").

           The Parties Agree as Follows:

1.  Option Grant.  Subject to all of the terms and conditions set forth herein
    ------------
and in the Incentive Plan, the Company hereby grants to Optionee an option (the "Option") to purchase the number of the Company's ordinary shares (the "Shares"), for an exercise price per share (the "Option Price") and based upon the Grant Date set forth below and an Expiration Date of the tenth anniversary of the Grant Date (subject to earlier termination as provided in the Incentive Plan and as provided in Section 2(a)(ii) below) as set forth below:

        Number of Shares
         subject to the Option:  _____________________________

        Option Price per Share:  $
                                 -----------------------------
        Grant Date:              _____________________________

        Expiration Date:         _____________________________

2.  Vesting and Exercise.
    --------------------

          (a) Vesting. Initially, the entire Option will be "Unvested" within the meaning of the Incentive Plan; portions of the Option will become "Vested" within the meaning of the Incentive Plan on the following schedule:

               (i) twenty-five percent (25%) of the Shares subject to the Option shall become Vested as of the first anniversary of the Vesting Start Date;

               (ii) thereafter, seventy-five percent (75%) of the Shares subject to the Option shall become Vested monthly ratably (approximately ____ shares per month) on a cumulative basis on the first day of each month over the 36 month period commencing on the first anniversary of the Vesting Start Date; provided that Optionee does not suffer a Loss of Eligibility Status prior to each such vesting date.

    (b)  Minimum Number of Shares.  Any exercise of the Option must be for at
         ------------------------
least
one hundred (100) Shares (without regard to adjustments to the number of Shares subject to the Option pursuant to section 8 of the Incentive Plan) or, if less, all of the remaining Shares subject to the Option.

    (c)  Notice of Exercise.  Optionee or Optionee's representative may exercise
         ------------------
the Option by giving written notice to the Company pursuant to section 6.3(a) of the Incentive Plan using the specified form of notice of exercise attached to this Agreement as Exhibit A. The notice will be signed by the person or persons
                  ---------
exercising the Option. In the event that the Option is being exercised by the representative of Optionee, the notice will be accompanied by proof reasonably satisfactory to the Company of the representative's right to exercise the Option. Payment of the Option Price will accompany the notice and will be in any of the following forms acceptable to the Company: (i) cash or a check made payable to the Company; or (ii) by the delivery of one or more certificate(s) representing shares of the Company with a Fair Market Value on the date of exercise equal to the Option Price, together with a stock power executed in blank.

    (d)  Withholding Taxes.  To the extent required by applicable federal,
         -----------------
state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, Optionee will make arrangements reasonably satisfactory to the Company for the payment of any withholding tax obligations that arise by reason of such exercise.

    (e)  Issuance of Option Shares.  Subject to the provisions of the Incentive
         -------------------------
Plan, after receiving a proper notice of exercise and payment of the applicable Option Price and withholding taxes, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option. The Company will cause such certificate or certificates to be delivered to such person.

3.  Representations and Warranties of Optionee.  Optionee hereby represents and
    ------------------------------------------
warrants that:

    (a) Optionee is acquiring the Option granted hereby, and will acquire any Shares obtained upon exercise of the Option, for investment purposes only, for Optionee's own account, and with no view to the distribution thereof.

    (b) Optionee understands that the Option and the Shares that may be acquired by exercising the Option ("Option Shares") have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Option and the Option Shares are not freely tradeable and must be held indefinitely unless they are either registered under the 1933 Act or an exemption from such registration is available. Optionee understands that the Company is under no obligation to register the Option or the Option Shares. Optionee also understands that the Option and the Option Shares have not been qualified under the securities laws of any state and are to be offered and sold pursuant to an exception from qualification under applicable state securities laws.

4.  No Shareholder Rights.  No rights or privileges of a shareholder in the
    ---------------------
Company are
conferred by reason of the granting of the Option. Optionee will not become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

5.  No Employment Rights.  Nothing in this Agreement will be construed as giving
    --------------------
Optionee the right to be retained as a consultant or independent contractor of the Company and/or its Subsidiaries.

6.  Terms of the Incentive Plan.  Optionee understands that the Incentive Plan
    ---------------------------
includes important terms and conditions that apply to the Option. Those terms include (without limitation): important conditions to the right of Optionee to exercise the Option; important restrictions on the ability of Optionee to transfer the Option or to Transfer any of the Option Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including Optionee no longer being an employee, director, consultant or independent contractor to or of the Company or its Subsidiaries. OPTIONEE ACKNOWLEDGES THAT HE OR SHE HAS READ THE INCENTIVEPLAN, AGREES TO BE BOUND BY ITS TERMS, AND MAKES EACH OF THE REPRESENTATIONS REQUIRED TO BE MADE BY OPTIONEE UNDER IT. OPTIONEE FURTHER ACKNOWLEDGES THAT THE COMPANY HAS GIVEN NO TAX ADVICE CONCERNING THE OPTION AND HAS ADVISED OPTIONEE TO CONSULT WITH HIS OR HER OWN TAX OR FINANCIAL ADVISOR ABOUT THE TAX TREATMENT OF THE OPTION AND ITS EXERCISE.

7.  Miscellaneous.
    -------------

    (a)  Assignment.  Neither this Agreement nor the Option is assignable by
         ----------
either party, except as expressly provided herein. All of the covenants and provisions of this Agreement by or for the benefit of the Company or Optionee shall bind and inure to the benefit of their respective successors.

    (b)  Entire Agreement; Amendments.  This Agreement constitutes the final and
         ----------------------------
complete expression of all of the terms of the understanding and agreement between the parties hereto concerning the subject matter hereof. This Agreement may not be modified, amended, altered or supplemented except by means of the execution and delivery of a written instrument mutually executed by the Company and Optionee.

    (c)  Governing Law.  This Agreement shall be construed and governed by the
         -------------
substantive laws of the State of Israel.

    (d)  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

The parties hereby have entered into this Agreement as of the Grant Date.

                                   Verisity Ltd.

                                   By:_________________________________________

                                   Title:______________________________________


                                   Optionee

                                   By: ________________________________________

                                   Title: _____________________________________


                                   Address:
                                   ------------------------------
                                   ------------------------------

                                   Tax ID No.:___________________

Attachments:  (1)  1999 Share Incentive Plan

Exhibit A:  Form of Notice of Exercise of Stock Option

                                                                       Exhibit A
                                                                       ---------
                      NOTICE OF EXERCISE OF STOCK OPTION
                                 Verisity Ltd.


To The General Manager of Verisity Ltd.

    The undersigned, the holder of an Option to purchase ordinary shares of Verisity Ltd. (the "Company"), hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder _________ ordinary shares of the Company, herewith makes payment of $_____________ therefor in the form of a check made payable to the Company, and requests that the certificates for such shares be issued in the name of and delivered to the undersigned at the address set forth below.

    The undersigned acknowledges that the shares being purchased by him or her (the "Option Shares") are subject to substantial restrictions on sale or transfer set forth in the Company's Articles of Association and in the Company's 1999 Share Incentive Plan (the "Incentive Plan") and agrees to be bound by the terms and conditions of said Incentive Plan and the Stock Option Agreement entered into by and between the Company and the undersigned on ___________, 2000. The undersigned further represents, warrants and acknowledges that, unless a registration statement is in effect with respect to the sale of Option
Shares: (i) those Option Shares are not freely tradeable and must be held indefinitely unless such Option Shares are either registered under the Securities Act of 1933, as amended, (the "Act"), or an exemption from such registration is available; (ii) the Company is under no obligation to register those Option Shares; (iii) the undersigned is purchasing the Option Shares for his or her own account and not with a view to or for sale in connection with any distribution within the meaning of the Act, other than as may be effected in compliance with the Act and the rules and regulations promulgated thereunder;
(iv) no one else will have any beneficial interest in the Option Shares; and (v) he or she has no present intention of disposing of the Option Shares or any interest therein at any particular time.

DATED: _______________

                         _______________________________________________________
                            (signature)

                         _______________________________________________________
                         Print name exactly as to be shown on certificate

                         Address:
                         _______________________________________________________

                         _______________________________________________________